March 1, 2019

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	MFS Variable Account (“Registrant”)
File No. 811-02662
Rule 30b2-1 Filing under the Investment Company Act of 1940 (“1940 Act”)

Members of the Commission:

On behalf of Nationwide Life Insurance Company and MFS Variable Account we hereby acknowledge that the annual reports for the following underlying funds for the period ended December 31, 2018, have been submitted to contract owners. This filing is made pursuant to Rule 30b2-1(b).

Some of the funds included in each Fund Company’s annual report filing may not be available under every contract offered by the Registrant. We understand that the Fund Companies have filed (or will file) these reports with the Commission and, to the extent necessary, we incorporate these filings by reference.

Fund Company	CIK Code
Massachusetts Investors Growth Stock Fund: Class A	0000063090
Massachusetts Investors Trust: Class A	0000063091
MFS U.S. Government Money Market Fund (renamed from MFS(R) Series Trust IV - MFS Money Market Fund)	0000063068
MFS(R) Corporate Bond Fund: Class A	0000063075
MFS(R) Growth Fund: Class A	0000798250
MFS(R) High Income Fund: Class A	0000225604
MFS(R) Research Fund: Class A	0000200489
MFS(R) Strategic Income Fund: Class A	0000819673
MFS(R) Total Return Fund: Class A	0000200489
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I	0000353905

You may direct any questions regarding this filing to the undersigned at {1-614-677-6084} or {Marascc2@Nationwide.com}.

Very truly yours,

/s/ Cathy Marasco
Cathy Marasco
Associate Vice President, Product Management